UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St. Austin, Texas 78702
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of T1 Energy Inc. (the “Company”) approved the Company’s Third Amended and Restated Bylaws, which were effective as of December 4, 2025 to reflect the removal of the “only for cause” qualification from the removal of directors provision pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”) and as described further herein. Pursuant to Section 242 of the DGCL, stockholder approval was not required to approve or effect the amendment.

A copy of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

 The Company held its special meeting of stockholders virtually on December 3, 2025 (the “Special Meeting”). The following matters were submitted to a vote of the stockholders, the results of which were as follows:

Proposal 1 - The issuance of 17,918,460 shares of common stock of the Company, par value $0.01 (the “Common Stock”), issuable pursuant to the conversion of the Convertible Note Instrument (as defined in the Company’s Definitive Proxy Statement on Schedule 14A filed on October 24, 2025, as revised on November 19, 2025 (the “Proxy Statement”)).

For	Against	Abstain
95,868,693	1,999,964	575,030

Proposal 2 - To approve an amendment to the Company’s Certificate of Incorporation, as amended and restated on February 19, 2025 (“Certificate of Incorporation”), that will establish limits on the foreign ownership of the Company’s capital stock to facilitate compliance with applicable U.S. tax laws.

For	Against	Abstain
91,913,773	398,362	148,497

Proposal 3 - To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 355,000,000 shares to 500,000,000 shares.

For	Against	Abstain
108,691,554	3,817,608	861,394

Proposal 4 - To approve an amendment to the Company’s Certificate of Incorporation to remove the “only for cause” qualification from the removal of directors provision.

For	Against	Abstain
91,001,992	1,103,056	355,584

Item 8.01 Other Events.

Certificate of Amendment

At the Special Meeting, the Company’s stockholders voted to approve amendments to the Company’s Certificate of Incorporation (the “Amendments”) to (i) establish limits on the foreign ownership of its capital stock to facilitate its compliance with applicable U.S. tax laws, (ii) increase the number of authorized shares of Common Stock of the Company from 355,000,000 shares to 500,000,000 shares and (iii) remove the “only for cause” qualification from the removal of directors provision.

Detailed descriptions of the Amendments were set forth in Proposals 2, 3 and 4 in the Proxy Statement, which descriptions are incorporated herein by reference and are qualified in their entirety by reference to the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. The Board previously approved the Amendments, and they became effective at 12:01 a.m. Eastern Time on December 4, 2025, following the filing of the Certificate of Amendment with the Delaware Secretary of State on December 3, 2025.

Business Update

The Company recently signed a 2.0 GW, fixed-margin offtake contract for 2026 module deliveries, with 3.0 GW of total module sales contracted at fixed margins for G1_Dallas in 2026.

U.S. Department of Justice Subpoenas and U.S. Securities and Exchange Commission Voluntary Document Request

In November 2025, the Company and a Company executive and Board member (the “Individual”) received grand jury subpoenas from the Department of Justice (“DOJ”), which request the production of documents relating to the sale of the Company’s stock in the second half of 2023 on the account of the Individual, who was a director of the Company at that time. Shortly thereafter, the Company received a voluntary document request from the U.S. Securities and Exchange Commission (“SEC”) seeking similar information. The Company believes that the relevant trades relate to stock that the Individual pledged as collateral against a personal loan, which was approved in accordance with the Company’s insider trading policy. The Company is cooperating with both the DOJ and SEC, and it is not possible at this time to predict the duration, outcome or impact of such matters.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, among other things, statements with respect to any contracted sales in 2026 and the duration, outcome or impact of any matters related to the DOJ and SEC. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. The Company’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents on file with the SEC, as well as the risk of the possibility of further material delays in the Company’s financial reporting. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws, effective as of December 4, 2025.
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated December 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 ENERGY INC.

Date: December 5, 2025	By:	/s/ Daniel Barcelo
	Name:	Daniel Barcelo
	Title:	Chief Executive Officer and Chairman of the Board

4